    TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

                                    PITTSTON
TPX                                                          COMMON STOCK

                           Pittston Burlington Group

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
    IN NEW YORK, NEW YORK.                                   CERTAIN DEFINITIONS

    THE PITTSTON COMPANY

  INCORPORATED UNDER THE LAWS
OF THE COMMONWEALTH OF VIRGINIA                              CUSIP 725701


THIS IS TO CERTIFY THAT


IS THE OWNER OF

 FULLY PAID AND NONASSESSABLE SHARES OF PITTSTON BURLINGTON GROUP COMMON STOCK,
                              $1.00 PAR VALUE, OF

The Pittston Company (hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Articles of Incorporation of the Corporation, as amended (copies of which are on file with the Transfer Agent), to all of which the holder of this Certificate by the acceptance hereof expressly assents.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated                                                       The Pittston Company

     BY                                  BY
              A. F. REED                         J. C. FARRELL

               SECRETARY                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                         [SEAL OF THE PITTSTON COMPANY]


COUNTERSIGNED AND REGISTERED:

   CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
   (NEW YORK, N.Y.)             TRANSFER AGENT
                                AND REGISTRAR

BY

           AUTHORIZED OFFICER

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT--          Custodian
                                                              ---------          ----------
                                                                (Cust)            (Minor)
TEN ENT -- as tenants by the entireties                       under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of                     Act
           survivorship and not as tenants                        -------------------------
           in common                                                         (State)




    Additional abbreviations may also be used though not in the above list.

                              THE PITTSTON COMPANY


THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER ON REQUEST IN WRITING AND WITHOUT CHARGE A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES WITHIN ANY SUCH CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT.


     For value received,              hereby sell, assign and transfer unto
                         ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
       -------------------------------------




                        --------------------------------------------------------
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         Signature(s) Guaranteed:

         ------------------------------------------------------------------
         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement dated as of
                    (the "Rights Agreement"), between The Pittston Company and Chemical Bank, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Pittston Company. The term "Rights Agreement" as used herein includes each amendment thereto or supplement thereof made from time to time, the terms of each of which are incorporated herein by reference and a copy of each of which is on file as hereinabove stated. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Pittston Company will mail to the holder of this Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under no circumstances shall Rights evidenced by this Certificate be transferred to any person who is or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any such purported transfer shall be, and shall render such Rights, null and void.

    TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

                                    PITTSTON
TPB                                                          COMMON STOCK

                            Pittston Brink's Group

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
    IN NEW YORK, NEW YORK.                                   CERTAIN DEFINITIONS

    THE PITTSTON COMPANY

  INCORPORATED UNDER THE LAWS
OF THE COMMONWEALTH OF VIRGINIA                              CUSIP 725701


THIS IS TO CERTIFY THAT


IS THE OWNER OF

  FULLY PAID AND NONASSESSABLE SHARES OF PITTSTON BRINK'S GROUP COMMON STOCK,
                              $1.00 PAR VALUE, OF

The Pittston Company (hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Articles of Incorporation of the Corporation, as amended (copies of which are on file with the Transfer Agent), to all of which the holder of this Certificate by the acceptance hereof expressly assents.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated                                                       The Pittston Company

     BY                                  BY
              A. F. REED                         J. C. FARRELL

               SECRETARY                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                         [SEAL OF THE PITTSTON COMPANY]


COUNTERSIGNED AND REGISTERED:

   CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
                                TRANSFER AGENT
                                AND REGISTRAR

BY

           AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT--          Custodian
                                                              ---------          ----------
                                                                (Cust)            (Minor)
TEN ENT -- as tenants by the entireties                       under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of                     Act
           survivorship and not as tenants                        -------------------------
           in common                                                         (State)




    Additional abbreviations may also be used though not in the above list.

                              THE PITTSTON COMPANY


THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER ON REQUEST IN WRITING AND WITHOUT CHARGE A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES WITHIN ANY SUCH CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT.


     For value received,              hereby sell, assign and transfer unto
                         ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
       -------------------------------------




                        --------------------------------------------------------
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         Signature(s) Guaranteed:

         ------------------------------------------------------------------
         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement dated as of
                        (the "Rights Agreement"), between The Pittston Company and Chemical Bank, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Pittston Company. The term "Rights Agreement" as used herein includes each amendment thereto or supplement thereof made from time to time, the terms of each of which are incorporated herein by reference and a copy of each of which is on file as hereinabove stated. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Pittston Company will mail to the holder of this Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under no circumstances shall Rights evidenced by this Certificate be transferred to any person who is or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any such purported transfer shall be, and shall render such Rights, null and void.